                                                                    Exhibit 99.3
   -----------------------------------------------------------------------------

                                                        Monthly Operating Report

   -----------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.               ACCRUAL BASIS
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42143-BJH                           02/13/95, RWD, 2/96
   -----------------------------------------

   -----------------------------------------
   JUDGE: Barbara J. Houser
   -----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED
   STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I
   HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT
   (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE
   ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
   KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
   COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
   RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
   PREPARER HAS ANY KNOWLEDGE.

   RESPONSIBLE PARTY:

   /s/ Drew Keith                                  Chief Financial Officer
   ----------------------------------------     -----------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

   Drew Keith                                            10/19/2001
   ----------------------------------------     -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                        DATE

   PREPARER:

   /s/ Jessica L. Wilson                           Chief Accounting Officer
   ----------------------------------------     -----------------------------
   ORIGINAL SIGNATURE OF PREPARER                          TITLE

   Jessica L. Wilson                                     10/19/2001
   ----------------------------------------     -----------------------------
   PRINTED NAME OF PREPARER                                 DATE

   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

    ---------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.                        ACCRUAL BASIS-1
    ---------------------------------------------

    ---------------------------------------------
    CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
    ---------------------------------------------


    ---------------------------------------------

    COMPARATIVE BALANCE SHEET

    ----------------------------------------------------------------------------------------------------------------
                                               SCHEDULE          MONTH              MONTH               MONTH
                                                           ---------------------------------------------------------
    ASSETS                                      AMOUNT         July 2001         August 2001        September 2001
    ----------------------------------------------------------------------------------------------------------------
    1.      UNRESTRICTED CASH                  $    15,476       $    48,442       $    37,064          $    80,859
    ----------------------------------------------------------------------------------------------------------------
    2.      RESTRICTED CASH                                                        $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    3.      TOTAL CASH                         $    15,476       $    48,442       $    37,064          $    80,859
    ----------------------------------------------------------------------------------------------------------------
    4.      ACCOUNTS RECEIVABLE (NET)          $13,356,789       $ 2,863,311       $ 2,723,013          $ 2,515,200
    ----------------------------------------------------------------------------------------------------------------
    5.      INVENTORY                                            $ 4,485,303       $ 4,427,708          $ 4,394,127
    ----------------------------------------------------------------------------------------------------------------
    6.      NOTES RECEIVABLE                                     $         0       $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    7.      PREPAID EXPENSES                                     $   123,241       $   103,362          $    74,017
    ----------------------------------------------------------------------------------------------------------------
    8.      OTHER (ATTACH LIST)                $37,290,970       $50,368,094       $53,614,761          $53,904,684
    ----------------------------------------------------------------------------------------------------------------
    9.      TOTAL CURRENT ASSETS               $50,663,235       $57,888,391       $60,905,908          $60,968,887
    ----------------------------------------------------------------------------------------------------------------
    10.     PROPERTY, PLANT & EQUIPMENT        $17,083,867       $16,872,862       $13,409,703          $12,138,490
    ----------------------------------------------------------------------------------------------------------------
    11.     LESS: ACCUMULATED
            DEPRECIATION/DEPLETION                               $ 8,342,086       $ 6,806,441          $ 5,690,669
    ----------------------------------------------------------------------------------------------------------------
    12.     NET PROPERTY, PLANT &
            EQUIPMENT                          $17,083,867       $ 8,530,776       $ 6,603,262          $ 6,447,821
    ----------------------------------------------------------------------------------------------------------------
    13.     DUE FROM INSIDERS                                    $         0       $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    14.     OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                           $         0       $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    15.     OTHER (ATTACH LIST)
    ----------------------------------------------------------------------------------------------------------------
    16.     TOTAL ASSETS                       $67,747,102       $66,419,167       $67,509,170          $67,416,708
    ----------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
    ----------------------------------------------------------------------------------------------------------------
    17.     ACCOUNTS PAYABLE                                     $   369,766       $   380,639          $   372,859
    ----------------------------------------------------------------------------------------------------------------
    18.     TAXES PAYABLE                                          ($888,265)        ($447,135)           ($442,679)
    ----------------------------------------------------------------------------------------------------------------
    19.     NOTES PAYABLE                                        $         0       $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    20.     PROFESSIONAL FEES                                    $         0       $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    21.     SECURED DEBT                                         $         0       $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    22.     OTHER (ATTACH LIST)                                  $ 1,069,613       $ 1,251,850          $ 1,161,345
    ----------------------------------------------------------------------------------------------------------------
    23.     TOTAL POSTPETITION
            LIABILITIES                                          $   551,114       $ 1,185,354          $ 1,091,525
    ----------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
    ----------------------------------------------------------------------------------------------------------------
    24.     SECURED DEBT                       $   152,776       $         0       $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    25.     PRIORITY DEBT                      $   380,384       $         0       $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    26.     UNSECURED DEBT                     $10,596,326       $18,168,823       $18,168,823          $18,206,244
    ----------------------------------------------------------------------------------------------------------------
    27.     OTHER (ATTACH LIST)                                  $         0       $         0          $         0
    ----------------------------------------------------------------------------------------------------------------
    28.     TOTAL PREPETITION LIABILITIES      $11,129,486       $18,168,823       $18,168,823          $18,206,244
    ----------------------------------------------------------------------------------------------------------------
    29.     TOTAL LIABILITIES                  $11,129,486       $18,719,937       $19,354,177          $19,297,769
    ----------------------------------------------------------------------------------------------------------------
    EQUITY
    ----------------------------------------------------------------------------------------------------------------
    30.     PREPETITION OWNERS' EQUITY                           $49,811,125       $49,811,125          $49,811,125
    ----------------------------------------------------------------------------------------------------------------
    31.     POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                     ($2,111,895)      ($1,656,132)         ($1,692,186)
    ----------------------------------------------------------------------------------------------------------------
    32.     DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
    ----------------------------------------------------------------------------------------------------------------
    33.     TOTAL EQUITY                       $         0       $47,699,230       $48,154,993          $48,118,939
    ----------------------------------------------------------------------------------------------------------------
    34.     TOTAL LIABILITIES  &
            OWNERS' EQUITY                     $11,129,486       $66,419,167       $67,509,170          $67,416,708
    ----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

        -------------------------------------------
        CASE NAME: Kitty Hawk Charters, Inc.              ACCRUAL BASIS-2
        -------------------------------------------

        -------------------------------------------
        CASE NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
        -------------------------------------------

        ----------------------------------------------------------
        INCOME STATEMENT
        ----------------------------------------------------------------------------------------------------------------------------
                                                        MONTH                  MONTH                 MONTH                QUARTER
                                                ------------------------------------------------------------------
        REVENUES                                      July 2001             August 2001          September 2001            TOTAL
        ----------------------------------------------------------------------------------------------------------------------------

        1.     GROSS REVENUES                         $1,001,896            $1,608,165            $1,030,020           $ 3,640,081
        ---------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS              $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                            $1,001,896            $1,608,165            $1,030,020           $ 3,640,081
        ---------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ---------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                               $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                           $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                        $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD               $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                           $1,001,896            $1,608,165            $1,030,020           $ 3,640,081
        ---------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ---------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER/INSIDER COMPENSATION           $   10,000            $   10,000            $   10,000           $    30,000
        ---------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                    $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE               $   64,344            $   90,446            $   64,429           $   219,219
        ---------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                           $        0            $        0            $   11,654           $    11,654
        ---------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                    $  777,567            $1,306,637            $  865,337           $ 2,949,541
        ---------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES               $  851,911            $1,407,083            $  951,420           $ 3,210,414
        ---------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                       $  149,985            $  201,082            $   78,600           $   429,667
        ---------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ---------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)       $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)      $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                       $       92            $        0            $        0           $        92
        ---------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION/DEPLETION                 $  171,696            $  169,758            $  123,513           $   464,967
        ---------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                           $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                     ($300,055)            ($840,904)              ($9,001)          ($1,149,960)
        ---------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES             ($128,267)            ($671,146)           $  114,512             ($684,901)
        ---------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ---------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                      $      371            $        0            $    2,545           $     2,916
        ---------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                      $        0            $        0            $      250           $       250
        ---------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                    $        0            $        0            $        0           $         0
        ---------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES          $      371            $        0            $    2,795           $     3,166
        ---------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                             $  120,011            $  416,465            $   (2,653)          $   533,823
        ---------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                      $  157,870            $  455,763            $  (36,054)          $   577,579
        ---------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ------------------------------------------------
        CASE NAME: Kitty Hawk Charters, Inc.                ACCRUAL BASIS-3
        ------------------------------------------------

        ------------------------------------------------
        CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96
        ------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                MONTH                MONTH               MONTH                 QUARTER
                                                   -----------------------------------------------------------------------
        DISBURSEMENTS                                  July 2001           August 2001        September 2001             TOTAL
        ----------------------------------------------------------------------------------------------------------------------------

        1.     CASH - BEGINNING OF MONTH             $    100,977           $   48,442         $    37,064           $    100,977
        ----------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        ----------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                            $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        ----------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                           $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                          $  1,841,503           $1,117,054         $ 1,036,431           $  3,994,988
        ----------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS              $  1,841,503           $1,117,054         $ 1,036,431           $  3,994,988
        ----------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ----------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)        $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                        $          0           $  591,822         $    39,914           $    631,736
        ----------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                    ($1,894,038)         ($1,720,254)        ($1,032,550)           ($4,646,842)
        ----------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS           ($1,894,038)         ($1,128,432)          ($992,636)           ($4,015,106)
        ----------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                            ($52,535)            ($11,378)        $    43,795               ($20,118)
        ----------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                  $     48,442           $   37,064         $    80,859           $     80,859
        ----------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        ----------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                           $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                    $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID         $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES             $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                             $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                             $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                   $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                      $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                         $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                 $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                              $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                           $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                   $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS         $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                     $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                     $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                   $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES         $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                   $          0           $        0         $         0           $          0
        ----------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                             ($52,535)            ($11,378)        $    43,795               ($20,118)
        ----------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                   $     48,442           $   37,064         $    80,859           $     80,859
        ----------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    --------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS-4
    --------------------------------------------

    --------------------------------------------
    CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
    --------------------------------------------

    -----------------------------------------------------------------------------------------------------------
                                                    SCHEDULE      MONTH           MONTH           MONTH
                                                              -------------------------------------------------
    ACCOUNTS RECEIVABLE AGING                        AMOUNT     July 2001      August 2001     September 2001
    -----------------------------------------------------------------------------------------------------------
    1.  0-30                                                     $  824,129      $1,300,826         $1,223,755
    -----------------------------------------------------------------------------------------------------------
    2.  31-60                                                    $  817,298      $  431,366         $  380,586
    -----------------------------------------------------------------------------------------------------------
    3.  61-90                                                    $  135,137      $  189,355         $  113,910
    -----------------------------------------------------------------------------------------------------------
    4.  91+                                                      $1,086,747      $  801,466         $  796,949
    -----------------------------------------------------------------------------------------------------------
    5.  TOTAL ACCOUNTS RECEIVABLE                        $0      $2,863,311      $2,723,013         $2,515,200
    -----------------------------------------------------------------------------------------------------------
    6.  AMOUNT CONSIDERED UNCOLLECTIBLE                          $        0      $        0         $        0
    -----------------------------------------------------------------------------------------------------------
    7.  ACCOUNTS RECEIVABLE (NET)                        $0      $2,863,311      $2,723,013         $2,515,200
    -----------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------

    AGING OF POSTPETITION TAXES AND PAYABLES                         MONTH: September 2001
                                                                           ------------------------------------

    -----------------------------------------------------------------------------------------------------------
                                        0-30        31-60           61-90            91+
    TAXES PAYABLE                       DAYS         DAYS            DAYS           DAYS            TOTAL
    -----------------------------------------------------------------------------------------------------------
    1.  FEDERAL                      ($491,197)     $     0         $     0        $      0          ($491,197)
    -----------------------------------------------------------------------------------------------------------
    2.  STATE                         $ 48,518      $     0         $     0        $      0           $ 48,518
    -----------------------------------------------------------------------------------------------------------
    3.  LOCAL                         $      0      $     0         $     0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    4.  OTHER (ATTACH LIST)           $      0      $     0         $     0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    5.  TOTAL TAXES PAYABLE          ($442,679)     $     0         $     0        $      0          ($442,679)
    -----------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------
    6.  ACCOUNTS PAYABLE              $ 23,765      $11,740         $11,068        $326,286           $372,859
    -----------------------------------------------------------------------------------------------------------

    ---------------------------------------

    STATUS OF POSTPETITION TAXES                                     MONTH: September 2001
                                                                           ------------------------------------

    -----------------------------------------------------------------------------------------------------------
                                                  BEGINNING        AMOUNT                          ENDING
                                                     TAX        WITHHELD AND/       AMOUNT           TAX
    FEDERAL                                       LIABILITY*     OR ACCRUED          PAID         LIABILITY
    -----------------------------------------------------------------------------------------------------------
    1.  WITHHOLDING**                              $      0        $113,558        $113,558           $      0
    -----------------------------------------------------------------------------------------------------------
    2.  FICA-EMPLOYEE**                            $      0        $      0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    3.  FICA-EMPLOYER**                            $      0        $      0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    4.  UNEMPLOYMENT                               $      0        $      0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    5.  INCOME                                    ($488,544)        ($2,653)       $      0          ($491,197)
    -----------------------------------------------------------------------------------------------------------
    6.  OTHER (ATTACH LIST)                        $      0        $      0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    7.  TOTAL FEDERAL TAXES                       ($488,544)       $110,905        $113,558          ($491,197)
    -----------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    -----------------------------------------------------------------------------------------------------------
    8.  WITHHOLDING                                $      0        $      0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    9.  SALES                                      $    324        $      0        $      0           $    324
    -----------------------------------------------------------------------------------------------------------
    10. EXCISE                                     $ 41,085        $  7,109        $      0           $ 48,194
    -----------------------------------------------------------------------------------------------------------
    11. UNEMPLOYMENT                               $      0        $      0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    12. REAL PROPERTY                              $      0        $      0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    13. PERSONAL PROPERTY                          $      0        $      0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    14. OTHER (ATTACH LIST)                        $      0        $      0        $      0           $      0
    -----------------------------------------------------------------------------------------------------------
    15. TOTAL STATE & LOCAL                        $ 41,409        $  7,109        $      0           $ 48,518
    -----------------------------------------------------------------------------------------------------------
    16. TOTAL TAXES                               ($447,135)       $118,014        $113,558          ($442,679)
    -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ----------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS-5
    ----------------------------------------------

    ----------------------------------------------
    CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
    ----------------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH: September 2001
    -------------------------------------------            -----------------------------------------------------
    BANK RECONCILIATIONS
                                               Account #1       Account #2          Account #3
    ------------------------------------------------------------------------------------------------------------
    A.     BANK:                                Bank One        Sun Trust        Bank of America
    ----------------------------------------------------------------------------------------------
    B.     ACCOUNT NUMBER:                     100128198         5572932         15818-17025          TOTAL
    ----------------------------------------------------------------------------------------------
    C.     PURPOSE (TYPE):                      Deposit         Operating        Deposit
    ------------------------------------------------------------------------------------------------------------
    1.   BALANCE PER BANK STATEMENT               $    0          $15,343            $39,915         $55,258
    ------------------------------------------------------------------------------------------------------------
    2.   ADD: TOTAL DEPOSITS NOT CREDITED         $    0          $     0            $     0         $     0
    ------------------------------------------------------------------------------------------------------------
    3.   SUBTRACT: OUTSTANDING CHECKS             $    0          $     0            $     0         $     0
    ------------------------------------------------------------------------------------------------------------
    4.   OTHER RECONCILING ITEMS                  $9,618          $     0            $     0         $ 9,618
    ------------------------------------------------------------------------------------------------------------
    5.   MONTH END BALANCE PER BOOKS              $9,618          $15,343            $39,915         $64,876
    ------------------------------------------------------------------------------------------------------------
    6.   NUMBER OF LAST CHECK WRITTEN          No checks        No checks                 95
    ------------------------------------------------------------------------------------------------------------

    -------------------------------------------
    INVESTMENT ACCOUNTS

    ------------------------------------------------------------------------------------------------------------
                                                  DATE OF          TYPE OF           PURCHASE        CURRENT
    BANK, ACCOUNT NAME & NUMBER                  PURCHASE         INSTRUMENT          PRICE           VALUE
    ------------------------------------------------------------------------------------------------------------
    7.   N/A
    ------------------------------------------------------------------------------------------------------------
    8.   N/A
    ------------------------------------------------------------------------------------------------------------
    9.   N/A
    ------------------------------------------------------------------------------------------------------------
    10.  N/A
    ------------------------------------------------------------------------------------------------------------
    11.  TOTAL INVESTMENTS                                                              $     0         $     0
    ------------------------------------------------------------------------------------------------------------

    -------------------------------------------
    CASH

    ------------------------------------------------------------------------------------------------------------
    12.  CURRENCY ON HAND                                                                               $15,983
    ------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------
    13.  TOTAL CASH - END OF MONTH                                                                      $80,859
    ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

    ---------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.       ACCRUAL BASIS-6
    ---------------------------------------

    ---------------------------------------
    CASE NUMBER: 400-42143-BJH                   02/13/95, RWD, 2/96
    ---------------------------------------

                                                 MONTH: September 2001

    ---------------------------------------
    PAYMENTS TO INSIDERS AND PROFESSIONALS
    ---------------------------------------

    OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
    CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ------------------------------------------------------------------------
                                        INSIDERS
    ------------------------------------------------------------------------
                             TYPE OF               AMOUNT     TOTAL PAID
            NAME             PAYMENT                PAID        TO DATE
    ------------------------------------------------------------------------
    1.   Toby Skaar        Salary                        $0          $4,808
    ------------------------------------------------------------------------
    2.   Doug Kalitta      Salary                   $10,000        $185,000
    ------------------------------------------------------------------------
    3.   N/A
    ------------------------------------------------------------------------
    4.   N/A
    ------------------------------------------------------------------------
    5.   N/A
    ------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO INSIDERS                                $10,000        $189,808
    ------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
    ----------------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                           TOTAL
                           ORDER AUTHORIZING      AMOUNT          AMOUNT      TOTAL PAID           INCURRED
            NAME                PAYMENT          APPROVED          PAID        TO DATE            & UNPAID *
    ----------------------------------------------------------------------------------------------------------
    1.   N/A
    ----------------------------------------------------------------------------------------------------------
    2.   N/A
    ----------------------------------------------------------------------------------------------------------
    3.   N/A
    ----------------------------------------------------------------------------------------------------------
    4.   N/A
    ----------------------------------------------------------------------------------------------------------
    5.   N/A
    ----------------------------------------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO PROFESSIONALS                                $0              $0            $0                  $0
    ----------------------------------------------------------------------------------------------------------

    * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

    ------------------------------------------------------------------
    POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
    PROTECTION  PAYMENTS
    ------------------------------------------------------------------
    ----------------------------------------------------------------------------------------
                                                 SCHEDULED      AMOUNTS
                                                  MONTHLY        PAID            TOTAL
                                                 PAYMENTS       DURING           UNPAID
                  NAME OF CREDITOR                 DUE           MONTH        POSTPETITION
    ----------------------------------------------------------------------------------------
    1.   N/A
    ----------------------------------------------------------------------------------------
    2.   N/A
    ----------------------------------------------------------------------------------------
    3.   N/A
    ----------------------------------------------------------------------------------------
    4.   N/A
    ----------------------------------------------------------------------------------------
    5.   N/A
    ----------------------------------------------------------------------------------------
    6.   TOTAL
    ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ----------------------------------------------
        CASE  NAME:  Kitty Hawk Charters, Inc.               ACCRUAL BASIS-7
        ----------------------------------------------

        ----------------------------------------------
        CASE  NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
        ----------------------------------------------

                                                      MONTH:  September 2001
                                                             -------------------

        ----------------------------------------------
        QUESTIONNAIRE
        -------------------------------------------------------------------------------------------
                                                                            YES         NO
        -------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?          X
        -------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                               X
        -------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                         X
        -------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                   X
        -------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                   X
        -------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
        -------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                X
        -------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
        -------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION  TAXES PAST DUE?                              X
        -------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                              X
        -------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                        X
        -------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                          X
        -------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        Item 1 - The Company has shut down the KH Turbines operating unit of KH
        ------------------------------------------------------------------------
        Charters. Assets are being sold to third parties and through auction
        ------------------------------------------------------------------------
        to be held in October.  Additionally, inventory of KH Turbines are being
        ------------------------------------------------------------------------
        sold on a consignment basis. All proceeds from these sales are being
        ------------------------------------------------------------------------
        remitted to WFB to be applied as directed to the outstanding debt.
        ------------------------------------------------------------------------

        ------------------------------------------------
        INSURANCE

        ------------------------------------------------------------------------
                                                                       YES   NO
        ------------------------------------------------------------------------
        1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                    X
        ------------------------------------------------------------------------
        2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                      X
        ------------------------------------------------------------------------
        3.  PLEASE ITEMIZE POLICIES BELOW.
        ------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
        ---------------------------------------------------------------------------------------------
                    TYPE OF                                                     PAYMENT AMOUNT
                     POLICY                      CARRIER       PERIOD COVERED    & FREQUENCY
        ---------------------------------------------------------------------------------------------
                   See Kitty Hawk, Inc. Case #400-42141
        ---------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

-------------------------------------------
CASE NAME:  Kitty Hawk Charters, Inc.                   FOOTNOTES SUPPLEMENT
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42143-BJH                               ACCRUAL BASIS
-------------------------------------------

                                    MONTH:             September 2001
                                          --------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS               LINE
     FORM NUMBER                NUMBER                              FOOTNOTE / EXPLANATION
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          6                                 All Professional fees related to the Reorganization of the
---------------------------------------------------------------------------------------------------------------------------
                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
---------------------------------------------------------------------------------------------------------------------------
                                              Company). Refer to Case # 400-42141
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          7                                 All insurance plans related to the Company are carried
---------------------------------------------------------------------------------------------------------------------------
                                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
---------------------------------------------------------------------------------------------------------------------------
                                              400-42141.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          3                        3        The current general ledger system is not able to provide a detail of
---------------------------------------------------------------------------------------------------------------------------
                                               customer cash receipts segregated by prepetion accounts receivable
---------------------------------------------------------------------------------------------------------------------------
                                               and post petition accounts receivable. Therefore, cash receipts
---------------------------------------------------------------------------------------------------------------------------
                                               is provided in total for the month.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          3                        8        All cash received into the Company cash accounts is swept
---------------------------------------------------------------------------------------------------------------------------
                                               each night to Kitty Hawk, Inc. Master Account (see Case
---------------------------------------------------------------------------------------------------------------------------
                                               #400-42141).
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          3                       31        All disbursements (either by wire transfer or check), including payroll are
---------------------------------------------------------------------------------------------------------------------------
                                               disbursed out of the Kitty Hawk, Inc. controlled disbursement
---------------------------------------------------------------------------------------------------------------------------
                                               account.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          4                        6        All assessment of uncollectible accounts receivable are done
---------------------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
---------------------------------------------------------------------------------------------------------------------------
                                               are recorded at Inc. and pushed down to Inc.'s subsidiaries
---------------------------------------------------------------------------------------------------------------------------
                                               as deemed necessary.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          4                        6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
---------------------------------------------------------------------------------------------------------------------------
                                               transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
---------------------------------------------------------------------------------------------------------------------------
                                               aging and invoices on Kitty Hawk Charters Aging. Company is working on
---------------------------------------------------------------------------------------------------------------------------
                                               clearing these items.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          3                       28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                     September 2001


8.   OTHER (ATTACH LIST)                         $        53,904,684  Reported
                                                 -------------------
          Intercompany Receivables                        51,557,434
          A/R 401(k) Loan                                     (1,683)
          A/R Employees                                         (954)
          A/R Clothing Sales                                  27,177
          A/R Other                                          286,923
          A/R Aging reconciling item                         211,942
          A/R Accrued                                              -
          A/R Customer Refund                                      -
          Aircraft held for Resale                         1,665,099
          Fuel Inventory                                       3,483
          Security Deposit                                   155,263
                                                 -------------------
                                                          53,904,684  Detail
                                                 -------------------
                                                                   -  Difference

22.  OTHER (ATTACH LIST)                         $         1,161,345  Reported
                                                 -------------------
          Customer Deposits                                        -
          Accrued charter expenses                           437,099
          Accrued Salaries/Wages                             184,907
          Accrued 401(k)                                         (88)
          A/P Aging reconciling item                           5,578
          Misc                                                12,755
          Accrued Fuel                                       521,094
                                                 -------------------
                                                           1,161,345  Detail
                                                 -------------------
                                                                   -  Difference

ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                         $           865,337  Reported
                                                 -------------------
          Ondemand costs                                      54,512
          135 Airline charter costs                            5,945
          Parts Lease                                              -
          Engine Maintenance                                       -
          Cost of parts sales                                 22,290
          Fuel                                               332,505
          Wages                                              361,402
          Travel expense                                      11,357
          Insurance                                           32,757
          Rotables/Repair/Consumables                         37,522
          Shipping                                               665
          Charts                                               3,647
          Pre-emp testing                                          -
          Shop materials/equip rental                          2,735
          Maintenance allocation                                   -
                                                 -------------------
                                                             865,337  Detail
                                                 -------------------
                                                                   -  Difference

ACCRUAL BASIS-2
      21. OTHER (ATTACH LIST)                                 (9,001) Reported
                                                 -------------------
          Gain on sale of asset                               (9,025)
          Misc income                                             24
                                                 -------------------
                                                              (9,001) Detail
                                                 -------------------
                                                                   -  Difference

ACCRUAL BASIS-3
8.   OTHER (ATTACH LIST)                                  (1,032,550) Reported
                                                 -------------------
          Credit card charges                                 (6,399)
          NSF Checks                                         (17,715)
          Return of wire error                                83,307
          New petty cash account                                 600
          Sweeps to Kitty Hawk, Inc.                      (1,092,343) Detail
                                                 -------------------
                                                          (1,032,550) Detail
                                                 -------------------
                                                                   -  Difference